The Chartwell Funds

Chartwell Income Fund

Chartwell Mid Cap Value Fund

Chartwell Short Duration Bond Fund

Chartwell Short Duration High Yield Fund

Chartwell Small Cap Growth Fund

Chartwell Small Cap Value Fund

Supplement dated May 27, 2022 to the Prospectus dated May 1, 2022, as supplemented

On October 20, 2021, TriState Capital Holdings, Inc. (“TSC”) announced that it had entered into a definitive agreement with Raymond James Financial, Inc. (“RJF”) under which RJF will acquire TSC (the “Transaction”). As part of the Transaction, Chartwell Investment Partners, LLC (“Chartwell”), a wholly-owned subsidiary of TSC and the investment adviser to The Chartwell Funds (the “Trust”) and its individual series named above (each, a “Acquired Fund,” and together, “the Acquired Funds”), will become a wholly owned subsidiary of Carillon Tower Advisers, Inc. (“CTA”), which is a wholly owned subsidiary of RJF. Thus, the Transaction will cause a change in control of Chartwell, resulting in an assignment and automatic termination of the Chartwell’s existing investment advisory agreement with the Acquired Funds under the Investment Company Act of 1940. In connection with the Transaction, the parties agreed to seek to reorganize each Acquired Fund into a newly created shell series (each, an Acquiring Fund,” and together, the “Acquiring Funds”) of the Carillon Series Trust (the “Carillon Trust”), which would be advised by CTA and sub-advised by Chartwell.

On December 15, 2021, the Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) pursuant to which each Acquired Fund would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that would be distributed to the Acquired Fund’s shareholders (each a “Reorganization,” and together, the “Reorganizations”).

Acquired Funds (each, a series of The Chartwell Funds)	Acquiring Funds (each, a series of Carillon Series Trust)
Chartwell Income Fund	Carillon Chartwell Income Fund
Chartwell Mid Cap Value Fund	Carillon Chartwell Mid Cap Value Fund
Chartwell Short Duration Bond Fund	Carillon Chartwell Short Duration Bond Fund
Chartwell Short Duration High Yield Fund	Carillon Chartwell Short Duration High Yield Fund
Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Growth Fund
Chartwell Small Cap Value Fund	Carillon Chartwell Small Cap Value Fund

Each Reorganization was subject to the approval of the Reorganization Plan by the Acquired Fund’s shareholders. A combined Proxy Statement/Prospectus was sent to shareholders of each Acquired Fund who held shares as of March 2, 2022 requesting their vote on the Reorganization Plan at a special joint meeting of shareholders of the Acquired Funds that was held on April 25, 2022 (the “Shareholder Meeting”).

At the Shareholder Meeting on April 25, 2022, the Reorganization Plan was approved by shareholders of the Chartwell Mid Cap Value Fund, Chartwell Short Duration Bond Fund and the Chartwell Small Cap Growth Fund, and the Shareholder Meeting was adjourned until May 18, 2022 for the Chartwell Income Fund, Chartwell Short Duration High Yield Fund, and the Chartwell Small Cap Value Fund. At the adjourned Shareholder Meeting held on May 18, 2022, the Reorganization Plan was approved by shareholders of the Chartwell Income Fund, Chartwell Short Duration High Yield Fund, and the Chartwell Small Cap Value Fund. Each of the Reorganizations is conditioned on the closing of the Transaction. The Reorganizations are currently expected to close on or around July 1, 2022.

In anticipation of a change in control of Chartwell upon the closing of the Transaction and to provide continuity of management, on May 25, 2022, the Board reviewed and approved an interim Investment Advisory Agreement between Chartwell and the Trust, on behalf of the Funds (the “Interim Agreement”), to be effective as of the close of the Transaction. The Interim Agreement will enable Chartwell to continue managing the Acquired Funds following the close of the Transaction and until the close of the Reorganizations. The Interim Agreement will remain in place for 150 days or until the closing of the Reorganizations, whichever is sooner.

You should keep this Supplement for future reference.